UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2022

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:        (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange
1.500% Senior Notes due 2023	ABBV23B	New York Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
1.250% Senior Notes due 2024	ABBV24B	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Beginning in the first quarter of 2022, AbbVie Inc. (the “Company”) will modify its presentation of non-GAAP financial measures and begin to include the impact of upfront and milestone payments related to collaborations, licensing agreements, and other asset acquisitions in its reported non-GAAP financial measures. Additionally, the Company will change its classification of development milestone expense in the consolidated statement of earnings. Milestone payments incurred prior to regulatory approval, which were previously included in Research and development expense, will now be presented as Acquired IPR&D and milestones expense. The Company believes this presentation will assist users of the financial statements to better understand the total upfront and subsequent development milestone payments incurred to acquire in-process research and development projects.

Prior period results will be revised to conform to the new presentation. Furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a reconciliation of revised non-GAAP financial measures to the reported non-GAAP financial measures and GAAP financial measures for each of the quarters in the year ended December 31, 2021.

Reported GAAP earnings and adjusted non-GAAP earnings for the first quarter of 2022 are expected to include Acquired IPR&D and milestones expense of $145 million on a pre-tax and after-tax basis, representing an unfavorable impact of $0.08 to both GAAP diluted earnings per share and non-GAAP adjusted diluted earnings per share. Results for the quarter ended March 31, 2022 have not been finalized and are subject to our financial statement closing procedures. There can be no assurance that our final results will not differ from these preliminary estimates.

The information set forth in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Forward-Looking Statements

Some statements in this Current Report on Form 8-K are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "project" and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the failure to realize the expected benefits of AbbVie’s acquisition of Allergan or to promptly and effectively integrate Allergan’s business, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, and changes to laws and regulations applicable to our industry. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie's operations is set forth in Item 1A, "Risk Factors," of AbbVie's 2021 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, as updated by its Quarterly Reports on Form 10-Q and in other documents that AbbVie subsequently files with the Securities and Exchange Commission that update, supplement or supersede such information. AbbVie undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Revised reconciliation of reported GAAP and non-GAAP results to revised non-GAAP results for each of the quarter-to-date and year-to-date periods in the year ended December 31, 2021.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised reconciliation of reported GAAP and non-GAAP results to revised non-GAAP results for each of the quarter-to-date and year-to-date periods in the year ended December 31, 2021.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: April 21, 2022	By:	/s/ Robert A. Michael
Robert A. Michael
Vice Chairman, Finance and Commercial Operations and Chief Financial Officer